                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MOUNTAIN BANK HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                                  March 30, 1999

Dear Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of Mountain Bank Holding Company on Tuesday, April 13, 1999, at 7:00 p.m. at the VFW Hall, 44426 244th Avenue S.E., Enumclaw, Washington.

         At this meeting you will be asked to elect three directors for a term of three years, to approve a director stock option plan and an employee stock option plan, and to ratify the appointment of accountants for the year 1999.

         A proxy is enclosed with the Notice of Meeting and Proxy Statement. Please indicate your voting instructions and sign, date, and return the proxy promptly in the postage prepaid envelope provided. Whether or not you plan to attend the annual meeting in person, it is important that you return the enclosed proxy so that your shares are voted. A proxy that is returned signed and dated but with no voting instructions will be voted in favor of the matters and, in appropriate circumstances, will enable the Company's management to adjourn the meeting to continue to solicit votes to approve these matters. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person.

         During the meeting, 1998 activities will be reviewed and the Company's plan for 1999 will be discussed.

                                  Sincerely,


                                  Roy T. Brooks
                                  Chairman of the Board of Directors

                          MOUNTAIN BANK HOLDING COMPANY
                              501 ROOSEVELT AVENUE
                           ENUMCLAW, WASHINGTON 98022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 13, 1999

To the Shareholders of Mountain Bank Holding Company:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") will be held at the VFW Hall, 44426 - 244th Avenue S.E., Enumclaw, Washington, on Tuesday, April 13, 1999, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

         1. ELECTION OF DIRECTORS. To elect three (3) Directors to serve for a term of three years or until their successors have been elected and qualified.

         2. APPROVAL OF 1999 DIRECTOR STOCK OPTION PLAN. To approve a new stock option plan for the Company's directors.

         3. APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN. To approve a new stock option plan for key employees of the Company.

         4. RATIFICATION OF ACCOUNTANTS. To ratify the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1999.

         5. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

         Only those shareholders of record at the close of business on March 1, 1999, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

March 30, 1999                              BY ORDER OF THE BOARD OF DIRECTORS


                                            Roy T. Brooks, Chairman of the Board

===============================================================================
                             YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. RETENTION OF THE PROXY IS NOT NECESSARY FOR ADMISSION TO THE ANNUAL MEETING.
===============================================================================

                          MOUNTAIN BANK HOLDING COMPANY
                              501 ROOSEVELT AVENUE
                           ENUMCLAW, WASHINGTON 98022
                                 (360) 825-0100

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 30, 1999, for use in connection with the Annual Meeting of Shareholders ("Annual Meeting") of Mountain Bank Holding Company (the "Company") to be held on Tuesday, April 13, 1999. Only those shareholders of record at the close of business on March 1, 1999, shall be entitled to vote. The number of shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders Meeting is 907,482.

         SOLICITATION OF PROXIES. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company and its bank subsidiary, Mt. Rainier National Bank (the "Bank"). Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners.

         QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

VOTING RIGHTS

         VOTING ON MATTERS PRESENTED. The three nominees for election as Directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast FOR or WITHHELD from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the proposals to approve the new employee and director stock option plans, and the ratification of accountants, stockholders may vote FOR the proposal, AGAINST the proposal or may ABSTAIN from voting. The affirmative vote of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the approval to adopt the new stock option plans, and to ratify the appointment of the Company's independent auditors. Holders of record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

         VOTING OF PROXIES. If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented in accordance with the instructions indicated on the Proxy. If no instructions are indicated, such proxies will be voted (i) FOR the three nominees listed in this Proxy Statement, (ii) FOR the adoption of the 1999 Director Stock Option Plan; (iii) FOR the adoption of the 1999 Employee Stock Option Plan; and FOR the ratification of the appointment of Knight, Vale & Gregory, Inc., PS, as the Company's independent auditors for the year ending December 31, 1999; and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote.


                             BUSINESS OF THE MEETING

         There are four matters being presented for consideration by the shareholders at the Annual Meeting.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

         The Company's Restated Articles of Incorporation ("Articles") and Bylaws provide that the number of directors must fall within a range of 5 and 25, the exact number to be determined by an affirmative vote of a majority of the directors or by resolution of the shareholders. The Bylaws also provide that the Board of Directors may fill vacancies created on the Board, within certain limits, provided that the number of directors shall at no time exceed 25.

         Directors are elected for a term of three years and until their successors have been elected and qualified. The Company's Articles require that the terms of the directors be staggered such that approximately one-third of the directors are elected each year.

         In accordance with the above, the Board of Directors has nominated Messrs. Gallagher, Jones and Zurcher for election as directors for three-year terms to expire in the year 2002. Mr. Zurcher, whose term would have expired in the year 2001, has been nominated for election at the 1999 Annual Meeting, to replace director Terry Garrison, who would otherwise have been up for reelection this year. If any of Messrs. Gallagher, Jones or Zurcher should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

         In accordance with the Company's Bylaws, other nominations, if any, may be made only in accordance with the prior notice provisions contained in the Company's Bylaws. Such notice provisions require that a shareholder provide the Company with written notice (containing the information required by the Bylaws) at least 14 days but not more than 50 days prior to the Annual Meeting (or, if the Company provides less than 21 days' public notice of such meeting, no later than seven days after the date of the Company's notice).

                    INFORMATION WITH RESPECT TO NOMINEES AND
                         DIRECTORS WHOSE TERMS CONTINUE

         The following tables set forth certain information with respect to the nominees for director and for directors whose terms continue. The table below includes their ages, their principal occupations during the past five years, and the year first elected or appointed a director of the Company. The table also indicates the number of shares of Common Stock beneficially owned by each individual on January 15, 1999, and the percentage of Common Stock outstanding on that date that the individual's holdings represented. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.


                                                                  SHARES AND
                                                                 PERCENTAGE OF
                                                                 COMMON STOCK
                           PRINCIPAL OCCUPATION                  BENEFICIALLY
   NAME, AGE AND            OF DIRECTOR DURING                    OWNED AS OF
TENURE AS DIRECTOR           LAST FIVE YEARS                  JANUARY 15, 1999
------------------           ---------------                  ----------------
                                                                    (1)(2)


           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2002


Brian W. Gallagher, 49       President and Principal Owner,      29,973(3)
 Since 1993                  Northern Transport, Inc.              3.28%

Michael K. Jones, Sr., 56    Certified Public Accountant,        28,599(5)
  Since 1993                 Principal Owner, Jones &              3.13%
                             Associates, Inc., P.S.

Hans R. Zurcher, 62          Partner, Zurcher Dairy              25,414
  Since 1993                                                       2.78%


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

(1) Shares held directly with sole voting and sole investment power, unless otherwise indicated.

(2) Share amounts include stock options which are exercisable within 60 days as follows: Mr. Brooks 4,000 shares; Ms. Bowen-Hahto 6,000 shares; Mr. Gallagher 6,000 shares; Mr. Jones 6,000 shares; Mr. Kombol 6,000 shares; Mr. Moergeli 7,000 shares; Mr. Raeder 6,000 shares; Mr. Van Beek 6,000 shares; and Mr. Zurcher 6,000 shares.

(3) Includes 3,857 shares held in trust for the benefit of Mr. Gallagher's children; 1,062 held by Mr. Gallagher's spouse; and 3,298 held by Mr. Gallagher's children.

(4) Includes 5,000 shares held by Mr. Jones' spouse; 2,260 shares held in trusts for the benefit of Mr. Jones' children, and 341 held by Mr. Jones' children.

                      DIRECTORS WITH TERM EXPIRING IN 2000


Roy T. Brooks, 58          Chairman and President of the          29,695(5)
  Since 1993               Company; Chairman of the Bank; CEO,      3.26%
                           Chairman and part owner of Westmark
                           Electronics

Susan K. Bowen-Hahto, 50   Former owner of The Travel Line        15,000(6)
  Since 1993                                                        1.64%

Steve W. Moergeli, 45      President and CEO of the Bank;         12,145
  Since 1997               Vice-President and Credit                1.33%
                           Administrator of the Bank


                        DIRECTORS WITH TERM EXPIRING 2001


Barry C. Kombol, 48        Attorney in private practice              13,500
  Since 1993                                                           1.48%

John W. Raeder, 62         Chairman, Universal Refrigeration,        19,736
  Since 1993               Inc.                                        2.16%

Garrett S. Van Beek, 63    Owner, Van Beek & Sons Dairy              22,028(7)
  Since 1993                                                           2.41%


(5)  Includes 3,816 shares held jointly with spouse.

(6) Includes 1,000 shares held jointly with spouse and 1,200 shares held in trusts for the benefit of Ms. Bowen-Hahto's children.

(7) Includes 2,743 shares held by Mr. Van Beek's spouse and 5,285 held jointly with his spouse.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year 1998.

BOARD OF DIRECTORS

         The Company held ten (10) Board meetings in 1998. Each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors, except for Mr. Garrison who attended 70% of the meetings, and (ii) the total number of meetings held by all committees on which he or she served.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company have established an Executive and an Audit Committee. When the need arose the full Board served as the Nominating Committee and the Compensation Committee.

         AUDIT COMMITTEE. The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held eight (8) meetings during the year. For fiscal year 1998, members of the Audit Committee consisted of Messrs. Kombol (Chairperson), Brooks, and Raeder.

         EXECUTIVE COMMITTEE. The main function of the Executive Committee is to establish the agenda for the Company's Board of Directors meeting, to receive reports from the Executive Officers regarding their activities and the implementation of the Company's business plan, and to ensure the Company's strategic planning process is being followed. The Committee held no meetings during the year. For the fiscal year 1998, members of the Executive Committee consisted of Messrs. Brooks (Chairman), Gallagher, Garrison, Kombol, Moergeli, and Van Beek.

COMPENSATION OF DIRECTORS

         The Company and the Bank have established a program by which non-employee directors receive compensation as follows:

         COMPANY. The Directors receive no retainers, nor fees for meetings attended.

         BANK. The Chairman of the Board receives no separate compensation for serving as Chairman. During 1998, each nonemployee Director (other than the Chairman) received an annual retainer of $7,200; and each committee member received a fee of $75.00 for each meeting attended.

1990 DIRECTOR STOCK OPTION PLAN

         At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Director Stock Option Plan (the "1990 Director Plan"). The 1990 Director Plan has been assumed and adopted by the Company. Under the terms of the 1990 Director Plan, an outside director is granted an option to purchase 6,000 shares of Common Stock upon his or her initial election to the Board of Directors at an exercise price equal to the fair market value of such shares on the date of grant. The options are exercisable on a cumulative basis in annual installments of one third each on the third, fourth and fifth anniversary of the date of grant. The service as a director must be continuous for such vesting to occur.

         A total of 60,000 shares of the Company's Common Stock may be issued under the 1990 Director Plan. Options to purchase 54,000 shares at $5.00 per share were issued on June 13, 1990, and expire on June 13, 2005. All options are presently exercised or exercisable. No option can be exercised after the expiration of 15 years from the date of grant. At the Annual Meeting, the shareholders will be asked to approve a new director stock option plan. See "Proposal No. 2 - 1999 Director Stock Option Plan."


                             EXECUTIVE COMPENSATION

         The following table sets forth a summary of certain information concerning compensation awarded to or paid by the Company for services rendered in all capacities, during the last three fiscal years to the Chief Executive Officer. No executive officer earned $100,000 or more during fiscal year 1998.



                           SUMMARY COMPENSATION TABLE

=======================================================================================================
                                     Annual Compensation           Long Term Compensation
                             ------------------------------------- ----------------------
                                                                      Awards     Payouts
                                                                   ------------ ---------

                                                    Other Annual    Securities
Name and                                            Compensation    Underlying    LTIP     All Other
Principal Position     Year  Salary (1)  Bonus (2)       (3)          Options    Payouts  Compensation
--------------------- ------ ---------- ---------- --------------- ------------ --------- -------------
Roy T. Brooks          1998   $48,000      $ 0          $ 0              0          0         $ 0
 Chairman, CEO         1997    46,700        0            0          5,000 (4)      0           0
 & President           1996      0           0            0              0          0           0

=======================================================================================================


(1) Represents annual compensation paid to Mr. Brooks for his duties as a consultant to the Company and the Bank.

(2) Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company of providing such benefits to any individual executive officer during the year ended

     December 31, 1998, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) Mr. Brooks was granted options for 5,000 shares in recognition of his role as President of Mt. Rainier National Bank from the time of the former President's resignation in December 1996 until the Bank's new President was appointed in March 1997.


STOCK OPTIONS

         OPTION GRANTS. No options were granted to the named executive officer during the year ended December 31, 1998.

         OPTION EXERCISES. The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named executive officer during the year ended December 31, 1998, and stock options held at year end.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES


=========================================================================================================
                               Shares                       Number of                  Value of
                            Acquired on    Value           Unexercised           Unexercised Options at
          Name                Exercise   Realized      Options at Year End            Year End (1)
                                                   --------------------------  --------------------------
                                                   Exercisable  Unexercisable  Exercisable  Unexercisable
--------------------------  -----------  --------  -----------  -------------  -----------  -------------
Roy T. Brooks                    0           0       4,000        5,000       $50,000       $25,000
=========================================================================================================


(1) On December 31, 1998, the closing price of Common Stock was $17.50. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

1999 OFFICER INCENTIVE COMPENSATION PLAN

         On December 14, 1998, the Board of Directors approved the Officer Incentive Compensation Plan (the "Incentive Plan"). The purpose of the Incentive Plan is to reward individuals who make significant contributions to the Bank's success and to provide performance-based competitive pay opportunities. Participants will be selected by the President and confirmed by the Board of Directors, and must be in a position to materially affect the Bank's performance. Under the terms of the Incentive Plan, each participant will be assigned a specific dollar incentive based on their job description, overall responsibility and direct influence on overall operating results. The percentage of such dollar amount that is actually paid to the participant will be based on the Bank's return on average assets for that fiscal year, as well as the individual goals set for each participant.

1990 EMPLOYEE STOCK OPTION PLAN

         At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Employee Stock Option Plan (the "1990 Employee Plan"). The 1990 Employee Plan was assumed and adopted by the Company. Under the terms of the 1990 Employee Plan, both incentive and non-qualified options may be granted to key employees of the Bank. The exercise price of the options may not be less than 100% of the fair market value of the shares of the Company on the date in which the option is granted. In general, an incentive stock option may be exercised during a period of not more than 10 years from the date of grant, although a shorter period may be specified, and in such amounts as the Board may determine. A non-qualified stock option may be exercised during the period specified by the Board. The Board has the authority to thereafter accelerate the period within which any option may be exercised.

         A total of 60,000 shares may be issued under the 1990 Employee Plan. At December 31, 1998, there were outstanding options to purchase 58,668 shares of the Company's Common Stock and 1,332 shares remain available under the 1990 Employee Plan for future grant. At the 1999 Annual Meeting, the shareholders will be asked to approve a new employee stock option plan. See "Proposal No. 3 - 1999 Employee Stock Option Plan."

DEFERRED COMPENSATION PLANS

         In 1993, the Bank established a deferred compensation agreement with Director Kombol under which the director may defer his director's fees. The Bank has also purchased a whole-life insurance policy which may be used to fund benefits under the deferred compensation agreement.

401(k) PLAN

         The Company's 401(k) Plan allows for pre-tax employee contributions up to IRS maximum limits with a Company match of 50% of the first 6% of employee contribution. Employee elective contributions are 100% vested at all times. Matching contributions have a two year vesting schedule, and beginning the third year, are 100% vested.

         As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, employer contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although the Company continues to receive a compensation expense deduction for compensation paid.

EMPLOYEE STOCK PURCHASE PLAN

         In order to encourage and facilitate the purchase of Company Common Stock by employees, the Board adopted and shareholders approved at the 1996 Annual Meeting, the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan makes available 20,000 shares of Company Common Stock for purchase by eligible employees through a payroll deduction method. The purchase price is the lower of the market price of the Company's Common Stock at the beginning or end of the plan year. At December 31, 1998, 16,186 shares remained available for issuance under the Purchase Plan.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides certain information with respect to executive officers and directors as a group. The Company is not aware of any person who at December 31, 1998, beneficially owned more than five percent of its outstanding Common Stock.

OWNERSHIP OF MANAGEMENT


                                                                 SHARES AND PERCENTAGE OF
NAME                                                         COMMON STOCK BENEFICIALLY OWNED
----                                                         -------------------------------
Executive officers and directors as a group                         219,151 (2.25%)(1)
(12 individuals)

(1) Includes 66,000 shares subject to options that could be exercised within 60 days.

                                   MANAGEMENT

EXECUTIVE OFFICERS

         The following table sets forth information with respect to executive officers who are not directors or nominees for director of the Company, and are not otherwise named in the compensation table.


                                                          RELATIONSHIP WITH THE COMPANY AND
NAME AND AGE                                        BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
------------                                        ----------------------------------------------
Sheila M. Brumley, 44                           Chief Financial Officer; Senior Vice President and
                                                Cashier of the Bank

Sterlin E. Franks, 52                           Vice President and Credit Administrator of the Bank; Bank
                                                branch management and bank administration

                          TRANSACTIONS WITH MANAGEMENT

         Various of the directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Bank during 1998 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features.

         Mr. Brooks, Chairman of the Board and Chief Executive Officer and President of the Company, serves as a consultant to the Company and the Bank, for which he receives $4,000 a month in compensation.

         Palmer Coking and Coal Company, in which Mr. Kombol, a director of the Company, owns a partnership interest, sold real property in Black Diamond, Washington, to the Company during fiscal year 1998. The property, which was used for the Bank's Black Diamond branch, was purchased for $144,529.30. The Company believes that such transaction was completed on terms no less favorable than could have been obtained from an unrelated third party.

                COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

         Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the Section 16(a) filings.

         Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1998, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) in a timely manner.

          PROPOSAL NO. 2 - APPROVAL OF 1999 DIRECTOR STOCK OPTION PLAN

         On February 18, 1999, the Board of Directors approved the Company's 1999 Director Stock Option Plan (the "1999 Director Plan"), subject to shareholder approval. If approved, no new options will be granted under the 1999 Director Plan until all shares available under the existing 1990 Director Plan have been granted. The purpose of the 1999 Director Plan is to aid in retaining and attracting competent directors, and to provide an incentive to directors to improve the performance of the Company. The material features of the 1999 Director Plan are summarized below.

         ADMINISTRATION OF THE PLAN. The 1999 Director Plan will be administered by the Board of Directors (or a committee of the Board), which will grant, from time to time, nonqualified stock options to directors of the Company.

         GRANT OF OPTIONS. A maximum of 20,000 shares of Common Stock are reserved for issuance under the 1999 Director Plan. The 1999 Director Plan provides for the issuance of non-qualified stock options ("NQSOs"). It does not provide for the issuance of incentive stock options ("ISOs") within the meaning of the federal income tax laws. The 1999 Director Plan provides that the exercise price of NQSOs granted thereunder may be no less than the greater of the fair market value or net book value of the stock at the date the option is granted.

         TERM AND PRICE OF OPTIONS. The Board of Directors (or a committee of the Board) will determine the terms and conditions of the options granted under the 1999 Director Plan, including the price, the date on which the options become exercisable and the termination date (subject to the terms of the plan).

         FEDERAL TAX TREATMENT. While no taxable income is recognized upon the grant of a nonqualified stock option, recipients will generally recognize ordinary income equal to the fair market value of the shares on the date of exercise over the exercise price. The amount of such income would be a deductible compensation expense for the Company.

         TERMINATION AND AMENDMENT OF PLAN. The Board of Directors may terminate the 1999 Director Plan at any time without shareholder approval. The Board of Directors may amend the 1999 Director Plan at any time; PROVIDED, HOWEVER, that shareholder approval is required to increase the number of shares of Common Stock authorized for issuance thereunder.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR APPROVAL OF THE 1999 DIRECTOR STOCK OPTION PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

          PROPOSAL NO. 3 - APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN

         On February 18, 1999, the Board of Directors approved the Company's 1999 Employee Stock Option Plan (the "1999 Employee Plan"), subject to shareholder approval. If approved, no new options will be granted under the 1999 Employee Plan, until all shares available under the 1990 Employee Plan have been granted. The purpose of the 1999 Employee Plan is to aid in retaining and attracting competent employees, and to provide an incentive to employees to improve the performance of the Company. The material features of the 1999 Employee Plan are summarized below.

         PARTICIPANTS. The 1999 Employee Plan provides for the issuance of NQSOs and ISOs, from time to time, to employees of the Company.

         ADMINISTRATION OF THE PLAN. A maximum of 60,000 shares of Common Stock are reserved for issuance under the 1999 Employee Plan, which will be administered by the Board of Directors (or a committee of the Board).

         GRANT AND PRICE OF OPTIONS. The Board of Directors (or a committee of the Board) will determine the terms and conditions of the options granted under the 1999 Employee Plan, including the price, the date or conditions on which the options become exercisable and the termination date (subject to the terms of the plan).

         The 1999 Employee Plan provides that the exercise price of any option granted under the Plan may be no less than the greater of the fair market value or net book value of the stock at the date the option is granted. The exercise price of an ISO may not be less than the fair market value of the Common Stock at the date the option is granted, and in some cases must be at least 110% of such fair market value. No option may in any event be exercisable more than ten years from the date of the grant of such option, and under certain circumstances ISOs may not be exercisable more than five years from the date of grant.

         FEDERAL TAX TREATMENT. The 1999 Employee Plan provides for the issuance of options which qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options. Holders of ISOs incur no tax (and the Company is not entitled to a deduction) on the grant or exercise of such options. When stock received upon exercise of an ISO is sold, the holder incurs tax at capital gain rates. In order to qualify under Section 422, ISOs are subject to a number of restrictions, including the following: (i) the option price may not be less than the fair market value of the stock at the time the option is granted, and (ii) the market value of the stock for which an employee's incentive stock options become exercisable in any year may not exceed $100,000.

         TERMINATION AND AMENDMENT OF PLAN. The Board of Directors may terminate the 1999 Employee Plan at any time without shareholder approval. The Board of Directors may amend the 1999 Employee Plan at any time; PROVIDED, HOWEVER, that shareholder approval is required to increase the number of shares of Common Stock authorized for issuance thereunder.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR APPROVAL OF THE 1999 EMPLOYEE STOCK OPTION PLAN. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         At the Annual Meeting, stockholders of the Company will be asked to ratify the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1999. This appointment was recommended by the Audit Committee of the Bank and approved by the Board of Directors of the Company and the Bank. If the stockholders of the Company do not ratify the appointment of Knight, Vale & Gregory, Inc., P.S., the appointment will be reconsidered by the Board of Directors of the Company.

         Knight, Vale & Gregory, Inc., P.S. has audited the Company since its formation and the Bank for many years. Audit services performed by Knight, Vale & Gregory, Inc., P.S. include examinations of the financial statements of the Company, limited reviews of interim financial information, services related to filings with regulatory authorities and consultations on matters related to accounting and financial reporting.

         A representative of Knight, Vale & Gregory, Inc., P.S. will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF KNIGHT, VALE & GREGORY, INC., P.S. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

         At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the 2000 annual shareholder's meeting must be received by the Secretary of the Company before November 20, 1999, for inclusion in the 2000 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after February 13, 2000, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                          ANNUAL REPORT TO SHAREHOLDERS

         ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS. Written requests for the Form 10-KSB should be addressed to Sheila Brumley, CFO, Mountain Bank Holding Company, 501 Roosevelt Avenue, Enumclaw, Washington 98022.

March 30, 1999                             BY ORDER OF THE BOARD OF DIRECTORS



                                           Roy T. Brooks, Chairman of the Board

                          MOUNTAIN BANK HOLDING COMPANY
                                      PROXY

                       PLEASE SIGN AND RETURN IMMEDIATELY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Garrett S. Van Beek and Hans R. Zurcher and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mountain Bank Holding Company held of record by the undersigned on March 1, 1999, at the annual meeting of shareholders to be held on April 13, 1999, or any adjournment of such Meeting.

1.       ELECTION OF DIRECTORS

         A. I vote FOR all nominees listed below (except as marked to the contrary below) /_/

         B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below /_/

Brian W. Gallagher    -SOLID DIAMOND-    Michael K. Jones    -SOLID DIAMOND-

Hans R. Zurcher

2. APPROVAL OF 1999 DIRECTOR STOCK OPTION PLAN. Approval of the Company's new 1999 Director Stock Option Plan.

                  FOR  /_/           AGAINST  /_/               ABSTAIN  /_/

3. APPROVAL OF 1999 EMPLOYEE STOCK OPTION PLAN. Approval of the Company's new 1999 Employee Stock Option Plan.

                  FOR  /_/           AGAINST  /_/               ABSTAIN  /_/

4. RATIFICATION OF INDEPENDENT AUDITORS. Ratification of the appointment of Knight, Vale & Gregory, Inc., P.S., as the Company's independent auditors for the year ending December 31, 1999.

                  FOR  /_/           AGAINST  /_/               ABSTAIN  /_/

5. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.


         THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

         Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                          _______________________________, 1999

                                          -------------------------------------

                                          -------------------------------------
                                          WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                          ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                          PLEASE GIVE FULL TITLE.  IF MORE
                                          THAN ONE TRUSTEE, ALL SHOULD SIGN.
                                          ALL JOINT OWNERS MUST SIGN.